Intangible Assets	12 Months Ended
Dec. 31, 2013
Finite-Lived Intangible Assets, Gross [Abstract]
Intangible Assets Disclosure [Text Block]
7.         Intangible Assets

Intangible assets consist of the following as of December 31:

	2013	2012
Customer lists acquired	$784	$771
Patents and licenses	193	654
Total	977	1,425
Less accumulated amortization	(531)	(811)
Net intangible assets	$446	$614

In 2013, $481 of fully amortized licenses was written off due to the licenses being no longer in use.  Intangible assets are amortized over their expected useful lives of 3 to 15 years and their weighted average remaining life is 3 years.  Amortization of intangible assets was $305 in 2013 and $338 in 2012.  Estimated amortization expense of intangible assets for the years ending December 31, 2014, 2015, 2016, 2017, 2018 and thereafter is $241, $185, $4, $2, $2, and $12, respectively.